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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------


                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 10, 1997

                                  EASCO, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                    0-25834                    94-3157362
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     (State of other              (Commission                (IRS Employer
     jurisdiction of               File No.)              Identification No.)
     incorporation)

                                c/o Easco, Inc.
                             706 South State Street
                               Girard, Ohio 44420
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code (330) 545-4311
                                                           -------------

  Former name or former address, if changed since last report: Not applicable


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Item 5.  Other Events.
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On September 10, 1997, Easco, Inc. announced a series of strategic initiatives designed to focus the Company on its core aluminum extrusion business and improve long-term profitability.

Item 7.  Financial Statements and Exhibits
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(c).  Exhibits.
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28.1  Press release, dated September 10, 1997, of Easco, Inc.








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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EASCO, INC.

September 12, 1996                              /s/ Terry D. Smith
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                                                Terry D. Smith
                                                Executive Vice President and
                                                Chief Financial Officer